INDEPENDENT AUDITORS’ REPORT
To the Partners
Park Plaza Village Limited Partnership
I have audited the accompanying balance sheet of Park Plaza Village Limited Partnership (an Oklahoma limited partnership) as of December 31, 2005, and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Park Plaza Village Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information in Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilbertson
Sapulpa, OK
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Meadow Glen Apartments Limited Partnership
I have audited the accompanying balance sheet of Meadow Glen Apartments Limited Partnership (an Oklahoma limited partnership), as of December 31, 2005 and the related statements of operations, partners’ equity, cash flows and supplemental information for the year then ended. These financial statements are the responsibility of the general partner and management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadow Glen Apartments Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Melvin L. Gilberston
Sapulpa, Oklahoma
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Members
Rosehill Place of Topeka Two LLC
We have audited the accompanying balance sheet of Rosehill Place of Topeka Two LLC, as of December 31, 2005 and the related statements of operations, members’ equity and cash flows for the year ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Rosehill Place of Topeka Two LLC as of December 31, 2005 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann PC
Topeka Kansas
January 26, 2006

INDEPENDENT AUDITORS REPORT
To the Members
Rosewood Place LLC
We have audited the accompanying balance sheet of Rosewood Place LLC as of December 31, 2005. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Rosewood Place LLC, as of December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann PC
Topeka, Kansas
February 13, 2006

INDEPENDENT AUDITORS REPORT
To the Members
The Gardens of Athens LP
We have audited the accompanying balance sheet of the Gardens of Athens LP as of December 31, 2005. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Gardens of Athens, LP, as of December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
Mayer, Hoffman, McCann PC
Topeka, Kansas
February 3, 2006